Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Principal Executive Officer of EnergyTEK Corp. (the "Company") does hereby certify, to the best of such officer's knowledge, that:

1. The Quarterly Report on Form 10-Q of EnergyTek Corp. fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 22, 2016

/s/ Jonathan R. Read
President and Chief Executive Officer
(Principal Executive Officer)